SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 29, 2003



                          Commission File No. 000-31727

                       TRANSFORM PACK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

               Minnesota                               41-1886254
    (State or Other Jurisdiction of                   (IRS Employer
     Incorporation or Organization)                Identification No.)




                           12230 Forest Hill Boulevard
                                    Suite 157
                            Wellington, Florida 33414
                    (Address of principal executive offices)

                                 (561) 227-1597
                          (Issuer's telephone number)




                 929 Cedar Cove Road, Wellington, Florida 33414
         (Former name or former address, if changed since last report.)





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Item 8. Change in Fiscal Year

     In light of the recent acquisition of Quantum HIPAA Consulting Group, Inc. at the end of May 2003, the Registrant made the determination on August 28, 2003, to adopt a new fiscal year end of October 30. The initial report covering the transition period will be the quarterly report on Form 10-QSB for the quarter ended July 31, 2003.

                                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Transform Pack International, Inc.


Date:  August 29, 2003              /s/ Noel J. Guillama
                                    --------------------------------
                                    Noel J. Guillama, President

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